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Exhibit 24


                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of William J. Cadogan, Robert E. Switz and David
F. Fisher, with full power to each to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any acquisition of all of the shares of Da Tel Fibernet, Inc. and any or all amendments or post-effective amendments hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 28th day of March 1996, by the following persons.


  /s/  William J. Cadogan                      /s/  Robert E. Switz
______________________________               ______________________________
William J. Cadogan                           Robert E. Switz


  /s/  Charles T. Roehrick                     /s/  James C. Castle, Ph.D.
______________________________               ______________________________
Charles T. Roehrick                          James C. Castle, Ph.D.


  /s/  Thomas E. Holloran                      /s/  B. Kristine Johnson
______________________________               ______________________________
Thomas E. Holloran                           B. Kristine Johnson


  /s/  Charles W. Oswald                       /s/  Alan E. Ross
______________________________               ______________________________
Charles W. Oswald                            Alan E. Ross


  /s/  Jean-Pierre Rosso                       /s/  Donald M. Sullivan
______________________________               ______________________________
Jean-Pierre Rosso                            Donald M. Sullivan


  /s/  Warde F. Wheaton                        /s/  John D. Wunsch
______________________________               ______________________________
Warde F. Wheaton                             John D. Wunsch